UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Colgate-Palmolive Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee previously paid with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.

	3)	Filing Party:

	4)	Date Filed:

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding Annual Meeting and the Availability of Proxy Materials

Meeting Information

COLGATE-PALMOLIVE COMPANY	Meeting Type:	Annual Meeting
	For holders as of:	March 8, 2010

Date: May 7, 2010 Time: 10:00 a.m.

COLGATE-PALMOLIVE COMPANY 300 PARK AVENUE NEW YORK, NY 10022-7499	Location:	Marriott Marquis Hotel Broadway Ballroom 1535 Broadway (between 45th and 46th Streets) New York, NY 10036

You are receiving this communication because you hold shares in the above-named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
Notice of 2010 Annual Meeting of Stockholders and Proxy Statement 2009 Annual Report

How to View Materials Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

	1)	BY INTERNET:	www.proxyvote.com
	2)	BY TELEPHONE:	1-800-579-1639
	3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*

To request materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

To facilitate timely delivery, please make the request as instructed above on or before April 23, 2010.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Use the Internet to vote up until 11:59 p.m. Eastern Daylight Time on May 6, 2010. Have the 12-Digit Control Number available and follow the instructions.

Vote By Telephone: To vote by telephone, go to www.proxyvote.com. Use the telephone number provided on the website to vote up until 11:59 p.m. Eastern Daylight Time on May 6, 2010. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card (see instructions above).

Vote In Person: If you wish to vote at the Annual Meeting, written ballots will be available from the ushers at the meeting. If the shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting. Please contact Colgate’s Investor Relations department at investor_relations@colpal.com or 212-310-2575 for information regarding attending the meeting.

Voting Items

The Board of Directors recommends a vote “FOR” each of the nominees for director and “FOR” proposals 2 and 3.

1.	Election of directors
	Nominees:		2.	Ratify selection of PricewaterhouseCoopers LLP as Colgate’s independent registered public accounting firm.
	1a.	John T. Cahill

	1b.	Ian Cook	3.	Advisory Vote on Executive Compensation.

	1c.	Helene D. Gayle	The Board of Directors recommends a vote “AGAINST” proposals 4 and 5.

	1d.	Ellen M. Hancock
			4.	Stockholder Proposal on Charitable Contributions.
	1e.	Joseph Jimenez

	1f.	David W. Johnson	5.	Stockholder Proposal on Special Stockholder Meetings.

	1g.	Richard J. Kogan

	1h.	Delano E. Lewis

	1i.	J. Pedro Reinhard

	1j.	Stephen I. Sadove

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding Annual Meeting and the Availability of Proxy Materials

Meeting Information

COLGATE-PALMOLIVE COMPANY	Meeting Type:	Annual Meeting
	For holders as of:	March 8, 2010

Date: May 7, 2010 Time: 10:00 a.m.

COLGATE-PALMOLIVE COMPANY 300 PARK AVENUE NEW YORK, NY 10022-7499	Location:	Marriott Marquis Hotel Broadway Ballroom 1535 Broadway (between 45th and 46th Streets) New York, NY 10036

You are receiving this communication because you have a plan interest in shares in the above-named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
Notice of 2010 Annual Meeting of Stockholders and Proxy Statement 2009 Annual Report

How to View Materials Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

	1)	BY INTERNET:	www.proxyvote.com
	2)	BY TELEPHONE:	1-800-579-1639
	3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*

To request materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

To facilitate timely delivery, please make the request as instructed above on or before April 23, 2010.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Use the Internet to vote up until 11:59 p.m. Eastern Daylight Time on May 5, 2010. Have the 12-Digit Control Number available and follow the instructions.

Vote By Telephone: To vote by telephone, go to www.proxyvote.com. Use the telephone number provided on the website to vote up until 11:59 p.m. Eastern Daylight Time on May 5, 2010. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card (see instructions above).

If you wish to attend the Annual Meeting, please contact Colgate’s Investor Relations department at investor_relations@colpal.com or 212-310-2575 for information.

Voting Items

The Board of Directors recommends a vote “FOR” each of the nominees for director and “FOR” proposals 2 and 3.

1.	Election of directors
	Nominees:		2.	Ratify selection of PricewaterhouseCoopers LLP as Colgate’s independent registered public accounting firm.
	1a.	John T. Cahill

	1b.	Ian Cook	3.	Advisory Vote on Executive Compensation.

	1c.	Helene D. Gayle	The Board of Directors recommends a vote “AGAINST” proposals 4 and 5.

	1d.	Ellen M. Hancock
			4.	Stockholder Proposal on Charitable Contributions.
	1e.	Joseph Jimenez

	1f.	David W. Johnson	5.	Stockholder Proposal on Special Stockholder Meetings.

	1g.	Richard J. Kogan

	1h.	Delano E. Lewis

	1i.	J. Pedro Reinhard

	1j.	Stephen I. Sadove